======================================================================

              SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  July  1, 1997
                                                     -------------

          Oxford Tax Exempt Fund II Limited Partnership
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


       Maryland                0-25600                   52-1394232
-----------------------     --------------             --------------
(State  or other             (Commission             (I.R.S. Employer
 jurisdiction of              File Number)          Identification No.)
  incorporation)



  7200 Wisconsin Avenue, Suite 1100, Bethesda, Maryland  20814
-----------------------------------------------------------------
            (Address of principal executive offices)


                        (301) 654-3100
       --------------------------------------------------
       Registrant's telephone number, including area code


                              N/A
     --------------------------------------------------------------
      (Former name or former address, if changed since last report)

=================================================================
          OXFORD TAX EXEMPT FUND II LIMITED PARTNERSHIP

                            FORM 8-K
                         CURRENT REPORT

Item 5.   Other Events.
(a) Effective July 1, 1997, Oxford Tax Exempt Fund II Limited Partnership ("OTEF II") has appointed Registrar and Transfer Company ("R&T") as the sole registrar and transfer agent with respect to the beneficial assignee interests ("BACs"), representing assignments of limited partnership interests of OTEF II. In addition, Coopers & Lybrand L.L.P. will be providing investor tax reporting information for BAC holders.

     All  notices,  claims, certificates, requests,  demands
and  other  communications relating  to  transfers  of  BACs should be sent to:
                    Registrar and Transfer Company
                    Attn:  William Tatler, Vice President
                    Stock Transfer Department
                    10 Commerce Drive
                    Cranford, NJ  07016

      All phone calls relating to such transfers should be directed to:
                    Registrar and Transfer Company
                    Attn:  Robert Boyle
                    Stock Transfer Department
                    1-800-368-5948, extension 2529

      All other questions relating to OTEF II should be directed to OTEF II Investor Services whose telephone number has changed to 1-888-321-OTEF, a toll-free number.

(b) On June 19, 1997, OTEF II submitted an application to list the BACs for trading on the American Stock Exchange, Inc. ("Exchange"). While no assurances can be given at this time, OTEF II anticipates that this listing application will be approved within the next ninety (90) days.

(c) As discussed in prior reports, the Board of Directors has approved, effective July 1, 1997, a 25-to-1 split of the BACs for the BAC Holders of record as of June 30, 1997, whereby each one (1) outstanding BAC shall be divided into twenty-five (25) BACs without the necessity of any further act by OTEF II, thereby increasing the number of issued and outstanding BACs from 287,422 to 7,185,550. This action will have no effect on the Status Quo BACs.

(d) New certificates will be issued by R&T to all BAC Holders, however, those BAC Holders who hold their BACs in a Merrill Lynch account will not receive new certificates. Instead, the certificate representing these BACs will be issued to Merrill Lynch in street name for the benefit of such BAC Holders. The Status Quo BACs will continue to be reflected on OTEF II's books and records in uncertificated, book-entry form.

===========================================================

         OXFORD TAX EXEMPT FUND II LIMITED PARTNERSHIP

                            FORM 8-K
                         CURRENT REPORT

                           SIGNATURES

   Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               Oxford Tax Exempt Fund II Limited Partnership

                         By:  Oxford Tax Exempt Fund II
                               Corporation,
                              Managing General Partner of the
                               registrant



Date:   July  1, 1997         By: /s/ Marc B. Abrams
        ______________            ___________________
                                  Marc B. Abrams,
                                  Senior Vice President